Vanguard Variable Annuity

Supplement dated August 26, 2014

to the Prospectus dated May 1, 2014

Issued through Separate Account VA DD

By Transamerica Premier Life Insurance Company

The following hereby replaces the corresponding paragraph in the SUMMARY – ADDITIONAL FEATURES – GLWB Rider section of the Prospectus.

You may elect to purchase the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider (also known as Secure IncomeTM). The rider provides you with a guaranteed* lifetime withdrawal benefit for amounts you have invested in certain designated investments available under the Contract. The rider is available during the accumulation phase, and only the designated investments will be considered in determining the total withdrawal base for the guaranteed lifetime withdrawal benefit provided under the rider. Transfers from designated investments to non-designated investments will be considered withdrawals under the rider. Excess withdrawals may significantly reduce or eliminate the benefit of this rider. The tax rules for qualified contracts may limit the value of this rider. Please consult a qualified tax advisor before electing the GLWB Rider for a qualified contract. There is an extra charge for this rider.

*	Subject to the claims-paying ability of the insurance company.